Exhibit 99.(h)(4)(i)(a)

SCHEDULE 1

(to Administration Agreement by and among Pacific Select Fund, Pacific Life Fund Advisors LLC and Pacific Life Insurance Company, dated January 1, 2025)

Funds	Administrative Fee

U.S. Fixed Income Funds:

Bond Plus Portfolio	0.0175% on all assets
Core Income Portfolio	0.0175% on all assets
Diversified Bond Portfolio	0.0175% on all assets
Floating Rate Income Portfolio	0.0175% on all assets
High Yield Bond Portfolio	0.0175% on all assets
Inflation Managed Portfolio	0.0175% on all assets
Intermediate Bond Portfolio	0.0175% on all assets
Total Return Portfolio (formerly named Managed Bond Portfolio)	0.0175% on all assets
Short Duration Bond Portfolio	0.0175% on all assets

International Fixed Income Fund:

Emerging Markets Debt Portfolio	0.0175% on all assets

U.S. Equity Funds:

Dividend Growth Portfolio	0.0175% on all assets
Equity Index Portfolio	0.0175% on all assets
Focused Growth Portfolio	0.0175% on all assets
Growth Portfolio	0.0175% on all assets
Hedged Equity Portfolio	0.0175% on all assets
Large-Cap Core Portfolio	0.0175% on all assets
Large-Cap Growth Portfolio	0.0175% on all assets
Large-Cap Plus Bond Alpha Portfolio	0.0175% on all assets
Large-Cap Value Portfolio	0.0175% on all assets
Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio)	0.0175% on all assets
Mid-Cap Growth Portfolio	0.0175% on all assets
Mid-Cap Value Portfolio	0.0175% on all assets
QQQ Plus Bond Alpha Portfolio	0.0175% on all assets
Small-Cap Equity Portfolio	0.0175% on all assets
Small-Cap Growth Portfolio	0.0175% on all assets
Small-Cap Index Portfolio	0.0175% on all assets
Small-Cap Plus Bond Alpha Portfolio	0.0175% on all assets
Small-Cap Value Portfolio	0.0175% on all assets
Value Advantage Portfolio	0.0175% on all assets
Value Portfolio	0.0175% on all assets

International Equity Funds:

Emerging Markets Portfolio	0.0175% on all assets
International Equity Plus Bond Alpha Portfolio	0.0175% on all assets
International Growth Portfolio	0.0175% on all assets
International Large-Cap Portfolio	0.0175% on all assets
International Small-Cap Portfolio	0.0175% on all assets

International Value Portfolio	0.0175% on all assets

Sector Funds:

Health Sciences Portfolio	0.0175% on all assets
Real Estate Portfolio	0.0175% on all assets
Technology Portfolio	0.0175% on all assets

Asset Allocation/Balanced Funds:

ESG Diversified Portfolio	0.0075% on all assets
ESG Diversified Growth Portfolio	0.0075% on all assets
Pacific Dynamix – Conservative Growth Portfolio	0.0075% on all assets
Pacific Dynamix – Moderate Growth Portfolio	0.0075% on all assets
Pacific Dynamix – Growth Portfolio	0.0075% on all assets
Pacific Dynamix – Aggressive Growth Portfolio	0.0075% on all assets
Portfolio Optimization Conservative Portfolio	0.0075% on all assets
Portfolio Optimization Moderate-Conservative Portfolio	0.0075% on all assets
Portfolio Optimization Moderate Portfolio	0.0075% on all assets
Portfolio Optimization Growth Portfolio	0.0075% on all assets
Portfolio Optimization Aggressive Growth Portfolio	0.0075% on all assets
PSF Avantis Balanced Allocation Portfolio	0.0075% on all assets

Pacific Dynamix Underlying Funds:

PD 1-3 Year Corporate Bond Portfolio	0.0175% on all assets
PD Aggregate Bond Index Portfolio	0.0175% on all assets
PD High Yield Bond Market Portfolio	0.0175% on all assets
PD Large-Cap Growth Index Portfolio	0.0175% on all assets
PD Large-Cap Value Index Portfolio	0.0175% on all assets
PD Mid-Cap Index Portfolio	0.0175% on all assets
PD Small-Cap Growth Index Portfolio	0.0175% on all assets
PD Small-Cap Growth Index Portfolio	0.0175% on all assets
PD Emerging Markets Index Portfolio	0.0175% on all assets
PD International Large-Cap Index Portfolio	0.0175% on all assets

Effective May 1, 2025

Agreed to and accepted by:

PACIFIC SELECT FUND		PACIFIC LIFE FUND ADVISORS, LLC

By: /s/Howard T. Hirakawa		By: /s/Howard T. Hirakawa
Name:	Howard T. Hirakawa	Name:	Howard T. Hirakawa
Title:	Senior Vice President	Title:	Senior Vice President

PACIFIC LIFE INSURANCE COMPANY

By: /s/Laurene E. MacElwee

Name: Laurene E. MacElwee

Title: Vice President